UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C.  20549


FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934


February 21, 2011
Date of Report (Date of Earliest Event Reported)


NATIONAL ASSET RECOVERY CORP.
(Exact name of registrant as specified in its charter)


Commission File Number:  333-150135


Nevada			333-150135				04-3526451
(State of other  		(Commission File			(IRS Employer
Jurisdiction of 		Number)				Identification No.)
Incorporation


9000 Burma Road, Suite 103
Palm Beach Gardens, FL  33403
(Address to principal executive offices, including zip code)


(561) 932-1422
(Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

_	Written communications pursuant to Rule 425 under the
	Securities Act (17 CFR 230.425)

_	Soliciting material pursuant to Rule 14a-2 under the
	Exchange Act (17 CFR 210.14a-12)

_	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act (17 CFR 240.14d-2(b))

_	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act (17 CFR 240.13e-4(c))


Forward-Looking Statements

In addition to the historical information contained herein, this Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which may include, but not be limited to statements concerning plans, objectives, goals, strategies, prospects, revenues, liquidity and capital resources, financial needs and future performance, costs and expenditures. Such statements may be identified or qualified, without limitation, by words such as "likely," "will," "suggests," "may," "would," "could," "should," "expects," "anticipates," "estimates," "plans," "projects," "believes," or similar expression (and variants of such words or expressions). Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance, achievements and results may differ materially from those expressed, projected, or suggested in the forward-looking statements due to certain risks and uncertainties, including, but not limited to, our ability to raise additional financing or generate sufficient revenues to support our new business strategy, our ability to compete with larger competitors, our dependence on the continued service of our new management, our ability to expand the market for our services and the other risks and uncertainties. The forward-looking statements contained herein represent our judgment as of the date of this Current Report on Form 8-K and we caution readers not to place undue reliance on such statements.


Item 5.02	Departure of Directors and Certain Officers.

On February 21, 2011, and as an ongoing part of the Company's change in management, Robert J. Kuechenberg voluntary resigned from his position as a member of the Board of Directors.
The vacancy created by Mr. Kuechenberg's resignation will be filled either through appointment by a majority of the remaining Directors or by election at the next annual meeting of shareholders. Mr. Kuechenberg's resignation along with the prior departures of William G. Forhan on December 21, 2010 and Steven York on January 31, 2011, have created three open positions on the Board of Directors. William A. Glynn and Bradley Wilson continue to serve as Directors of the Company.

At the time of Mr. Kuechenberg's resignation, the Board of Directors was reviewing certain financial transactions relating to the Company that were authorized by William G. Forhan, the Company's former Chief
Executive Officer and Chief Financial Officer, and possibly others from August 27, 2010 until December 21, 2010. As of the date of this Report, the Board of Directors has not yet completed its review of these matters.

Item 9.01	Financial Statements and Exhibits

None.


Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							NATIONAL ASSET RECOVERY CORP.



Dated:  February 22, 2011		   By:/s/ William A. Glynn
							_________________________________
							Name:  William A. Glynn
							Title: Chief Executive Officer
								 and Chief Financial Officer